Exhibit 10.1

SECOND AMENDMENT TO AMENDED AND RESTATED ADVISORY AGREEMENT

This SECOND AMENDMENT TO THE AMENDED AND RESTATED ADVISORY AGREEMENT (this “Second Amendment”), effective as of October 4, 2012, is entered into by and between CARTER VALIDUS MISSION CRITICAL REIT, INC., a Maryland corporation (the “Company”), Carter/Validus Operating Partnership, LP, a Delaware limited partnership (the “Partnership”) and CARTER/VALIDUS ADVISORS, LLC, a Delaware limited liability company (the “Advisor”). Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Advisory Agreement (defined below).

WHEREAS, the Company, the Partnership and the Advisor are parties to that certain Amended and Restated Advisory Agreement, dated November 26, 2010, as amended and renewed (the “Advisory Agreement”); and

WHEREAS, the Company, the Partnership and the Advisor desire to further amend the Advisory Agreement as set forth herein in order to remove the sourcing fee from the compensation payable to the Advisor.

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.	Amendment to Article I

The definition of “Sourcing Fee” set forth in Article I of the Advisory Agreement is hereby deleted in its entirety.

2.	Deletion of Section 3.01(g)

Section 3.01(g) of Article III of the Advisory Agreement is hereby deleted in its entirety.

3.	Governing Law.

The provisions of this Second Amendment shall be construed and interpreted in accordance with the laws of the State of Florida, and venue for any action brought with respect to any claims arising out of this Second Amendment shall be brought exclusively in Hillsborough County, Tampa.

4.	Counterparts.

This Second Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.

Except as expressly set forth herein, the Advisory Agreement remains unmodified and unchanged and the parties hereto ratify and confirm the Advisory Agreement as amended hereby.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment effective as of the date first set forth above.

CARTER VALIDUS MISSION CRITICAL REIT, INC.

By:	/s/ Todd M. Sakow
Todd M. Sakow
Chief Financial Officer

CARTER/VALIDUS ADVISORS, LLC

By:	/s/ John E. Carter
John E. Carter
Chief Executive Officer and Chief Investment Officer

CARTER/VALIDUS OPERATING PARTNERSHIP, LP

By:	Carter Validus Mission Critical REIT, Inc.,
its General Partner

By:	/s/ John E. Carter
John E. Carter
Chief Executive Officer